                                                                    EXHIBIT 3-1





                               STATE OF MICHIGAN
                             DEPARTMENT OF COMMERCE
                       CORPORATION AND SECURITIES BUREAU
                              CORPORATION DIVISION
                               LANSING, MICHIGAN


                               MCN CORPORATION
                          ARTICLES OF INCORPORATION
            FILED
       AUGUST 12, 1988
        Administrator
 MICHIGAN DEPARTMENT OF COMMERCE
 Corporation & Securities Bureau











IDENTIFICATION NUMBER           381-153





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                           ARTICLES OF INCORPORATION

                                       OF
                                MCN CORPORATION


Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Articles:

     FIRST.  The name of the corporation is MCN Corporation

     SECOND. The purpose or purposes for which the Corporation is organized is to engage in any activity with in the purposes for which corporations may be organized under the Michigan Business Corporation Act.

     THIRD. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 75,000,000 shares, which shall be divided into two classes as follows:

     (a)   25,000,000 shares of Preferred Stock, no par value (Preferred
           Stock); and

     (b) 50,000,000 shares of Common Stock of the par value of $.01 per share (Common Stock).

     The designations, voting powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of the above classes of stock and other general provisions relating thereto shall be as follows:


                                     PART I
                                PREFERRED STOCK

     (a) Shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine. All shares of any one series shall be of equal rank and identical in all respects expect that the dates from which dividends accrue or accumulate with respect thereto may vary.

     (b) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, or without voting powers, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in these Articles of Incorporation, or any amendment thereto, including (but without limiting the generality of the foregoing) the following:





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       (i)    The distinctive designation and number of shares
              comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors.

      (ii) The dividend rate or rates on the shares of such series and the relation which such dividends shall bear to the dividends payable on any other class of capital stock or on any other series of Preferred Stock, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate.

     (iii) Whether the shares of such series shall be redeemable, and, if redeemable, whether redeemable for cash, property or rights, including securities of any other corporation, at the option of either the holder or the Corporation or upon the happening of a specified event, the limitations and restrictions with respect to such redemption, the time or times when, the price or prices or rate or rates at which, the adjustments with which and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed.

      (iv) The rights to which the holders of shares of such series shall be entitled, and the preferences, if any, over any other series (or of any other series over such series), upon the voluntary or involuntary liquidation, dissolution, distribution or winding up of the Corporation, which rights may vary depending on whether such liquidation, dissolution, distribution or winding up is voluntary or involuntary, and, if voluntary, may vary at different dates.

       (v) Whether the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof.

      (vi) Whether the shares of such series shall be convertible into or exchangeable for shares of any other class or of any other series of any class of capital stock of the Corporation, and, if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of



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              adjusting the same, and any other terms and conditions of such conversion or exchange.

     (vii) The voting powers, full and/or limited, if any, of the shares of such series, and whether and under what conditions the shares of such series (along or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a single class, for the election of one or more additional directors of the Corporation in case of dividend arrearages, or other specified events, or upon other matters.

    (viii) Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance or as to the powers, preferences or rights of any such other series.

      (ix) Any other preferences, privileges and powers and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of these Articles of Incorporation.

     (c) Unless the except to the extent otherwise required by law or provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock pursuant to this Part I, the holders of the shares of Preferred Stock shall have no voting power with respect to any matter whatsoever. In no event shall the Preferred Stock be entitled to more than one vote in respect to each share of Preferred Stock.

     (d) Shares of Preferred Stock redeemed, converted, exchanged, purchased, retired or surrendered to the Corporation, or which have been issued and reacquired in any manner, may, upon compliance with any applicable provisions of the Michigan Business Corporation Act, be given the status of authorized and unissued shares of Preferred Stock and may be reissued by the Board of Directors as part of the series of which they were originally a part or may be reclassified into and reissued as part of a new series or as a part of any other series, all subject to the protective conditions or restrictions of any outstanding series of Preferred Stock.


                                    PART II
                                  COMMON STOCK

     (a) Except as otherwise required by law or by any amendment to these Articles of Incorporation, each holder of Common Stock shall have one vote for each share of Common Stock held by such holder on all matters voted upon by the shareholders.





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     (b) Subject to the preferential dividend rights, if any, applicable to shares of Preferred Stock and subject to applicable requirements, if any, with respect to the setting aside of sums of purchase, retirement or sinking funds for Preferred Stock, the holders of Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.





















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                                    PART III
                               GENERAL PROVISIONS

     No holder of stock of any class of the Corporation shall be entitled as a matter of right to purchase or subscribe for any part of any unissued stock of any class, or of any additional stock of any class of capital stock of the Corporation, or of any bonds, certificates of indebtedness, debentures, or other securities, whether or not convertible into stock of the Corporation, now or hereafter authorized, but any such stock or other securities may be issued and disposed of pursuant to resolution by the Board of Directors to such persons, firms, corporations or associations and upon such terms and for such consideration (not less than the par value or stated value thereof) as the Board of Director in the exercise of its discretion may determine and as may be permitted by law without action by the shareholders. The Board of Directors may provide for payment therefor to be received by the Corporation in cash, personal property, real property (or leases thereof) or services. Any and all shares of stock so issued for which the consideration so fixed has been paid or delivered, shall be deemed fully paid and not liable to any further call or assessment.

     FOURTH.

     (a) The address of the registered office of the Corporation is 500 Griswold Street, Detroit, Michigan 48226.

     (b) The name of the registered agent at the registered office is Daniel L. Schiffer.

     FIFTH.  The name and address of the incorporator is as follows;


Name                                         Address
----                                         -------

Michigan Consolidated Gas Company            500 Griswold Street
                                             Detroit, Michigan 48226

     SIXTH.


     (a) The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The number of directors of the Corporation shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors of the Corporation, except that the minimum number of directors shall be fixed at not fewer than seven and the maximum number of directors shall be fixed at not more than ten. The directors shall be divided into three classes, designated as Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the 1989 annual meeting of shareholders and at each succeeding annual meeting of shareholders, successors to the class of directors whose terms of office expire at that annual meeting shall be elected to hold




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office for a three-year term, so that the term of office of one class of directors shall expire in each year.

     Any vacancy occurring on the Board of Directors through death, resignation, retirement, disqualification, removal or other cause, or resulting from an increase, the number of directors, may be filled by the affirmative vote of a majority of the then remaining directors, through less than a quorum, or by the sole remaining director for a term of office continuing only until the next election of directors by the shareholders.

     If the number of directors is changed, any increase or decrease shall be apportioned among the classes of directors so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. When the number of directors is increased by the Board of Directors and any newly created directorships are filled by the Board of Directors, there shall be no classification of the additional directors until the next election of directors by the shareholders.

     (b) Any director may be removed from office at any time either (i) by vote of the holders of two-thirds of the shares entitled to vote at an election of directors, but only for cause, or (ii) by vote of two-thirds of the other directors, with or without cause.

     (c) Notwithstanding the foregoing paragraphs, whenever the holders of any one or more class or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Articles of Incorporation applicable thereto. The then authorized number of directors of the Corporation shall be increased by the number of additional directors to be elected, and such directors so elected shall not be divided into classes pursuant to this Article SIXTH unless expressly provided by such terms.

     (d) Nominations for election to the Board of Directors of the Corporation at a meeting of shareholders may be made by the Board of Directors, on behalf of the Board of Directors by any nominating committee appointed by the Board of Directors, or by any shareholder of the Corporation entitled to vote for the election of directors at a meeting. Nominations, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered to or mailed, postage prepaid, and received by the Secretary of the Corporation at least 90 days but no more than 120 days prior to the anniversary date of the immediately preceding annual meeting of shareholders. The notice shall set forth (i) the name and address of the shareholder who intends to make the nomination; (ii) the name, age, business address and, if known, residence address of each nominee; (iii) the principal occupation or employment of each nominee; (iv) the number of shares of stock of the Corporation which are beneficially owned by each nominee and by the nominating





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shareholder; (v) any other information concerning the nominee that must be disclosed of nominees in proxy solicitations pursuant to Regulation 14A of the Securities Exchange Act of 1934 (or any subsequent provisions replacing such Regulation); and (vi) the executed consent of each nominee to serve as a director of the Corporation, if elected. The chairman of the meeting of shareholders may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

     SEVENTH. Any action required to permitted to be taken by any shareholders of the Corporation must be effected at a duly called annual or special meeting of such shareholders and may not be effected by any consent in writing by such shareholders. Except as may be otherwise required by law, special meetings of shareholders of the Corporation may be called only by the Board of Directors pursuant to a resolution approved by a majority of the Board of Directors.

     EIGHTH. The Board of Directors shall not approve, adopt or recommend any proposal to enter into a Business Combination (as hereinafter defined) or any offer of any person or entity, other than the Corporation, to make a tender or exchange offer for any capital stock of the Corporation, unless and until the Board of Directors shall first establish a procedure for evaluating, and shall have evaluated, the proposal or offer and determine that it would be in compliance with all applicable laws and in the best interests of the Corporation and its shareholders. In connection with its evaluation, the Board of Directors may seek and obtain the advice of independent investment counsel, may seek and rely upon an opinion of legal counsel and other independent advisers, and may test such compliance with laws in any state or federal court or before any state or federal administrative agency which may have appropriate jurisdiction. In connection with its evaluation as to the best interests of the Corporation and its shareholders, the Board of Directors shall consider all factors which it deems relevant, including without limitation: (i) the adequacy and fairness of the consideration to be received by the Corporation and/or its shareholders considering the future prospects for the Corporation and its business, historical trading prices of the Corporation capital stock, the price that might be achieved in a negotiated sale of the Corporation as a whole, and premiums over trading prices which have been proposed or offered with respect to the securities of other companies in the past in connection with similar offers; (ii) the business, financial condition and earnings prospects of the acquiring person or entity and the competence, experience and integrity of the acquiring person or entity and its management; and (iii) the potential social and economic impact of the offer and its consummation upon the Corporation's customers, the communities in which the Corporation operates or is located and upon the Corporation's employees, other than its officers.

     The term "Business Combination" shall mean any merger or consolidation of the Corporation with any other person or entity.






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     NINTH.  A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability for (i) any breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) acts or omissions not in good faith or that involve international misconduct or a knowing violation of law, (iii) a violation of Section 551(1) of the Michigan Business Corporation Act, or (iv) any transaction from which the director derived an improper personal benefit. If the Michigan Business Corporation Act is amended after the date of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Michigan Business Corporation Act, as so amended.

     Any repeal or modification of the foregoing paragraph by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

     TENTH.  The Corporation shall have perpetual existence.

     ELEVENTH. The Corporation reserves the right to amend, alter, change or repeal any provisions contained in these Articles of Incorporation, in the manner now or hereafter prescribed by the laws of Michigan, and all rights conferred herein upon shareholders and directors are granted subject to this reservation. Notwithstanding the foregoing as well as any other provision contained in these Articles of Incorporation, any agreement with any national securities exchange or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote required by any other provision of these Articles of Incorporation, any agreement with any national securities exchange or any provision of law, the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast by the holders of all the then outstanding shares of the Corporation, voting together as a single class, shall be required to amend or repeal Articles SIXTH, SEVENTH, EIGHTH, or this Article ELEVENTH of these Articles of Incorporation or adopt any provision inconsistent therewith.

     The incorporator signs its name this 12th day of August, 1988.



                                    MICHIGAN CONSOLIDATED GAS COMPANY



                                    By:
                                       -----------------------------------------
                                         Alfred R. Glancy III
                                         Chairman and Chief Executive Officer






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      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

                                     FILED

                               DECEMBER 28, 1989

                                Administrator
                        MICHIGAN DEPARTMENT OF COMMERCE
                        Corporation & Securities Bureau




           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

                        For use by Domestic Corporations
            (Please read information and instructions on last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:


1. The present name of the corporation is:  MCN
  Corporation

2. The corporation identification
  number (CID) assigned by the Bureau is:  381-153

3. The location of its registered office is:

      500 Griswold       Detroit,  Michigan 48226
   -----------------------------            -----


4. Article    Third   of the Articles of Incorporation is hereby
          ------------
amended to read

   add thereto the Certificate of Establishment and Designation of Junior Participating Preferred Stock, Series A of MCN Corporation in the form attached hereto as Exhibit A.





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  5.   COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS
       CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (B)





  b.   X    The foregoing amendment to the Articles of Incorporation was duly adopted on the 20th day of December, 1989.  The amendment:
            (check one of the following)


       X was duly adopted in accordance with Section 302 of the Act by the Board of Directors.



                                     Signed this 28th  day of   December  , 1989
                                                ------        ------------

                                      By
                                        ---------------------------------------

                                           Stephen E. Ewing, President
                                        ---------------------------------------



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                                                                       Exhibit A

                                      FORM

                                       of

                  CERTIFICATE OF ESTABLISHMENT AND DESIGNATION

                                       of

                 JUNIOR PARTICIPATING PREFERRED STOCK, SERIES A

                                       of

                                MCN CORPORATION

                      (Pursuant to Section 450.1302 of the
                       Michigan Business Corporation Act)


     MCN Corporation, a corporation organized and existing under the Business Corporation Act of the State of Michigan (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 450.1302 of the Michigan Business Corporation Act at a meeting duly called and held on December 20, 1989;

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the "Board of Directors" or the "Board") by the provisions of the Articles of Incorporation of the Corporation, the Board of Directors hereby establishes a series of Preferred Stock, without par value (the "Preferred Stock"), of the Corporation and hereby states the designation and number of shares, and prescribes the relative rights and preferences thereof as follows:

     Junior Participating Preferred Stock, Series A:

         Section 1. Designation and Amount. The shares of such series shall be designated as "Junior Participating Preferred Stock, Series A" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 250,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants, or the conversion of any outstanding securities, issued by the Corporation exercisable for or convertible into Series A Preferred Stock.

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          Section 2.  Dividends and Distributions.

          (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.01 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commending on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such even under clause
     (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

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          (C)  The Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

          Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

          (A) Each share of Series A Preferred Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation.

          (B) Except as otherwise provided herein, in any other Certificate of Establishment and Designation establishing a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of the stockholders of the Corporation.

          (C) Except as otherwise provided herein, or by law, holders of shares of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of shares of Common Stock as set forth herein) for taking any corporate action.

          Section 4.  Certain Restrictions.

          (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in

     Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                  (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

                 (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a party (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                (iii) redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock; provided, that the Corporation may at any time redeem, purchase or otherwise acquire shares of such junior stock in exchange for shares of stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock; or

                 (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph
     (A) of this Section, purchase or otherwise acquire such shares at such time and in such manner.

          Section 5. Required Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, or in any other Certificate of Establishment and Designation establishing a series of Preferred Stock or any similar stock or as otherwise required by law.

         Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided, that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the provisio to clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 7. Consolidation, Merger etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged for or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of

Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

         Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

         Section 10. Amendment. The Articles of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

                                   EXHIBIT A

     THIRD. 1. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 125,000,000 shares, which shall be divided into two classes as follows:

     (a)   25,000,000 shares of Preferred Stock, no par value (Preferred
           Stock); and

     (b) 100,000,000 shares of Common Stock of the par value of $.01 per share (Common Stock).

     2. The designations, voting powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of the above classes of stock and other general provisions relating thereto shall be as follows:


                                     PART I
                                PREFERRED STOCK

     (a) Shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine. All shares of any one series shall be of equal rank and identical in all respects expect that the dates from which dividends accrue or accumulate with respect thereto may vary.

     (b) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, or without voting powers, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in these Articles of Incorporation, or any amendment thereto, including (but without limiting the generality of the foregoing) the following:

      (i) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors.

     (ii) The dividend rate or rates on the shares of such series and the relation which such dividends shall bear to the dividends payable on any other class of capital stock or on any other series of Preferred

              Stock, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate.

    (iii) Whether the shares of such series shall be redeemable, and, if redeemable, whether redeemable for cash, property or rights, including securities of any other corporation, at the option of either the holder or the Corporation or upon the happening of a specified event, the limitations and restrictions with respect to such redemption, the time or times when, the price or prices or rate or rates at which, the adjustments with which and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed.

     (iv) The rights to which the holders of shares of such series shall be entitled, and the preferences, if any, over any other series (or of any other series over such series), upon the voluntary or involuntary liquidation, dissolution, distribution or winding up of the Corporation, which rights may vary depending on whether such liquidation, dissolution, distribution or winding up is voluntary or involuntary, and, if voluntary, may vary at different dates.

      (v) Whether the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof.

     (vi) Whether the shares of such series shall be convertible into or exchangeable for shares of any other class or of any other series of any class of capital stock of the Corporation, and, if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange.

    (vii) The voting powers, full and/or limited, if any, of the shares of such series, and whether and under what conditions the shares of such series (along or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a single class, for the election of one or more additional directors of the Corporation in case of dividend arrearages, or other specified events, or upon other matters.

     (viii) Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance or as to the powers, preferences or rights of any such other series.

       (ix) Any other preferences, privileges and powers and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of these Articles of Incorporation.

     (c) Unless the except to the extent otherwise required by law or provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock pursuant to this Part I, the holders of the shares of Preferred Stock shall have no voting power with respect to any matter whatsoever. In no event shall the Preferred Stock be entitled to more than one vote in respect to each share of Preferred Stock.

     (d) Shares of Preferred Stock redeemed, converted, exchanged, purchased, retired or surrendered to the Corporation, or which have been issued and reacquired in any manner, may, upon compliance with any applicable provisions of the Michigan Business Corporation Act, be given the status of authorized and unissued shares of Preferred Stock and may be reissued by the Board of Directors as part of the series of which they were originally a part or may be reclassified into and reissued as part of a new series or as a part of any other series, all subject to the protective conditions or restrictions of any outstanding series of Preferred Stock.


                                    PART II
                                  COMMON STOCK

     (a) Except as otherwise required by law or by any amendment to these Articles of Incorporation, each holder of Common Stock shall have one vote for each share of Common Stock held by such holder on all matters voted upon by the shareholders.

     (b) Subject to the preferential dividend rights, if any, applicable to shares of Preferred Stock and subject to applicable requirements, if any, with respect to the setting aside of sums of purchase, retirement or sinking funds for Preferred Stock, the holders of Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.


                                    PART III
                               GENERAL PROVISIONS

     No holder of stock of any class of the Corporation shall be entitled as a matter of right to purchase or subscribe for any part of any unissued stock of any class, or of any additional stock of any class of capital stock of the Corporation, or of any bonds, certificates of indebtedness, debentures, or other securities, whether or not convertible into stock of the Corporation, now or hereafter authorized, but any such stock or other securities may be issued and disposed of pursuant to resolution by the Board of Directors to such persons, firms, corporations or associations and upon such terms and for such consideration (not less than the par value or stated value thereof) as the Board of Director in the exercise of its discretion may determine and as may be permitted by law without action by the shareholders. The Board of Directors may provide for payment therefor to be received by the Corporation in cash, personal property, real property (or leases thereof) or services. Any and all shares of stock so issued for which the consideration so fixed has been paid or delivered, shall be deemed fully paid and not liable to any further call or assessment.

      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

                                     FILED

                                  May 4, 1994

                                 Administrator
                        MICHIGAN DEPARTMENT OF COMMERCE
                        Corporation & Securities Bureau


           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION


                        For use by Domestic Corporations
            (Please read information and instructions on last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:


1. The present name of the corporation is:
   MCN Corporation

2. The corporation
   identification number (CID)
   assigned by the Bureau is:        381-153

3. The location of its registered office is:

        500 Griswold       Detroit,  Michigan 48226
   -------------------------------            -----

4. Article    Third    of the Articles of Incorporation is hereby
          -------------
amended to read

 (See attached Exhibit A)

  5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (B)



  b.   X  The foregoing amendment to the Articles of Incorporation was duly
          adopted on the 28th day of     April     , 1994.  The amendment:
          (check one of the following)


       X was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.



                                             Signed this 2nd  day of May, 1994
                                                        -----       ----    --
                                       By
                                         -------------------------------------

                               Alfred R. Glancy III, Chairman, President and CEO
                               -------------------------------------------------

     MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
Date Received
                                                      FILED
                                                  APR 23, 1997
                                                  Administrator
------------------------------   MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
Name                           CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU

------------------------------
Address

------------------------------
City     State      Zip Code

                                       EFFECTIVE DATE:
------------------------------

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                    FOR USE BY DOMESTIC PROFIT CORPORATIONS
          (Please read information and instructions on the last page)


      Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:


1. The present name of the corporation is:  MCN CORPORATION

2. The identification number assigned by the Bureau is:  381-153

3. The location of the registered office is:

   500 Griswold Street           Detroit           ,Michigan          48226
--------------------------------------------------------------------------------
   (Street Address)              (City)                            (Zip Code)

4. Article   I   of the Articles of Incorporation is hereby amended to read as
          -------
follows:

        The name of the corporation shall be MCN Energy Group Inc.

        The effective date of this Certificate of Amendment to the Articles of Incorporation shall be April 28, 1997.

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (B). DO NOT COMPLETE BOTH.


b. [ ] The foregoing amendment to the Articles of Incorporation was duly adopted on the 22nd day of April, 1997.

     [ ] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.







             Signed this 22nd day of April, 1997


             By  /s/
               ----------------------------------------------------------------
             (Only Signature of President, Vice-President, Chairperson, or Vice Chairperson)


             Daniel Schiffer, Senior Vice President, General Counsel and
             Secretary
             ------------------------------------------------------------------
                      (Type or Print Name)      (Type or Print Title)

                                   EXHIBIT A


     THIRD. 1. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 275,000,000 shares, which shall be divided into two classes as follows:

     (a)  25,000,000 shares of Preferred Stock, no par value (Preferred
          Stock); and

     (b) 250,000,000 shares of Common Stock of the par value of $.01 per share (Common Stock).

     2. The designations, voting powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of the above classes of stock and other general provisions relating thereto shall be as follows:


                                     PART I
                                PREFERRED STOCK

     (a) Shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine. All shares of any one series shall be of equal rank and identical in all respects expect that the dates from which dividends accrue or accumulate with respect thereto may vary.

     (b) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, or without voting powers, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in these Articles of Incorporation, or any amendment thereto, including (but without limiting the generality of the foregoing) the following:

        (i) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors.

      (ii) The dividend rate or rates on the shares of such series and the relation which such dividends shall bear to the dividends payable on any other class of capital stock or on any other series of Preferred Stock, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate.

     (iii) Whether the shares of such series shall be redeemable, and, if redeemable, whether redeemable for cash, property or rights, including securities of any other corporation, at the option of either the holder or the Corporation or upon the happening of a specified event, the limitations and restrictions with respect to such redemption, the time or times when, the price or prices or rate or rates at which, the adjustments with which and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed.

      (iv) The rights to which the holders of shares of such series shall be entitled, and the preferences, if any, over any other series (or of any other series over such series), upon the voluntary or involuntary liquidation, dissolution, distribution or winding up of the Corporation, which rights may vary depending on whether such liquidation, dissolution, distribution or winding up is voluntary or involuntary, and, if voluntary, may vary at different dates.

       (v) Whether the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof.

      (vi) Whether the shares of such series shall be convertible into or exchangeable for shares of any other class or of any other series of any class of convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange.

     (vii) The voting powers, full and/or limited, if any, of the shares of such series, and whether and under what conditions the shares of such series (along or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a single class, for the election of one or more additional directors of the Corporation in case of dividend arrearages, or other specified events, or upon other matters.

    (viii) Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance or as to the powers, preferences or rights of any such other series.

      (ix) Any other preferences, privileges and powers and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of these Articles of Incorporation.

     (c) Unless the except to the extent otherwise required by law or provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock pursuant to this Part I, the holders of the shares of Preferred Stock shall have no voting power with respect to any matter whatsoever. In no event shall the Preferred Stock be entitled to more than one vote in respect to each share of Preferred Stock.

     (d) Shares of Preferred Stock redeemed, converted, exchanged, purchased, retired or surrendered to the Corporation, or which have been issued and reacquired in any manner, may, upon compliance with any applicable provisions of the Michigan Business Corporation Act, be given the status of authorized and unissued shares of Preferred Stock and may be reissued by the Board of Directors as part of the series of which they were originally a part or may be reclassified into and reissued as part of a new series or as a part of any other series, all subject to the protective conditions or restrictions of any outstanding series of Preferred Stock.

                                    PART II
                                  COMMON STOCK

     (a) Except as otherwise required by law or by any amendment to these Articles of Incorporation, each holder of Common Stock shall have one vote for each share of Common Stock held by such holder on all matters voted upon by the shareholders.

     (b) Subject to the preferential dividend rights, if any, applicable to shares of Preferred Stock and subject to applicable requirements, if any, with respect to the setting aside of sums of purchase, retirement or sinking funds for Preferred Stock, the holders of Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.


                                    PART III
                               GENERAL PROVISIONS

     No holder of stock of any class of the Corporation shall be entitled as a matter of right to purchase or subscribe for any part of any unissued stock of any class, or of any additional stock of any class of capital stock of the Corporation, or of any bonds, certificates of indebtedness, debentures, or other securities, whether or not convertible into stock of the Corporation, now or hereafter authorized, but any such stock or other securities may be issued and disposed of pursuant to resolution by the Board of Directors to such persons, firms, corporations or associations and upon such terms and for such consideration (not less than the par value or stated value thereof) as the Board of Director in the exercise of its discretion may determine and as may be permitted by law without action by the shareholders. The Board of Directors may provide for payment therefor to be received by the Corporation in cash, personal property, real property (or leases thereof) or services. Any and all shares of stock so issued for which the consideration so fixed has been paid or delivered, shall be deemed fully paid and not liable to any further call or assessment.

                                   EXHIBIT B


     SIXTH.

     (a) The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The number of directors of the Corporation shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors of the Corporation, except that the minimum number of directors shall be fixed at not fewer than nine and the maximum number of directors shall be fixed at not more than twelve. The directors shall be divided into three classes, designated as Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the 1989 annual meeting of shareholders and at each succeeding annual meeting of shareholders, successors to the class of directors whose terms of office expire at that annual meeting shall be elected to hold office for a three-year term, so that the term of office of one class of directors shall expire in each year.

     Any vacancy occurring on the Board of Directors through death, resignation, retirement, disqualification, removal or other cause, or resulting from an increase, the number of directors, may be filled by the affirmative vote of a majority of the then remaining directors, through less than a quorum, or by the sole remaining director for a term of office continuing only until the next election of directors by the shareholders.

     If the number of directors is changed, any increase or decrease shall be apportioned among the classes of directors so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. When the number of directors is increased by the Board of Directors and any newly created directorships are filled by the Board of Directors, there shall be no classification of the additional directors until the next election of directors by the shareholders.

     (b) Any director may be removed from office at any time either (i) by vote of the holders of two-thirds of the shares entitled to vote at an election of directors, but only for cause, or (ii) by vote of two-thirds of the other directors, with or without cause.

     (c) Notwithstanding the foregoing paragraphs, whenever the holders of any one or more class or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Articles of Incorporation applicable thereto. The then authorized number of directors of the Corporation shall be increased by the number of additional directors to be elected, and such directors so elected shall not be divided into classes pursuant to this Article SIXTH unless expressly provided by such terms.

     (d) Nominations for election to the Board of Directors of the Corporation at a meeting of shareholders may be made by the Board of Directors, on behalf of the Board of Directors by any nominating committee appointed by the Board of Directors, or by any shareholder of the Corporation entitled to vote for the election of directors at a meeting. Nominations, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered to or mailed, postage prepaid, and received by the Secretary of the Corporation at least 90 days but no more than 120 days prior to the anniversary date of the immediately preceding annual meeting of shareholders. The notice shall set forth (i) the name and address of the shareholder who intends to make the nomination; (ii) the name, age, business address and, if known, residence address of each nominee; (iii) the principal occupation or employment of each nominee; (iv) the number of shares of stock of the Corporation which are beneficially owned by each nominee and by the nominating shareholder; (v) any other information concerning the nominee that must be disclosed of nominees in proxy solicitations pursuant to Regulation 14A of the Securities Exchange Act of 1934 (or any subsequent provisions replacing such Regulation); and (vi) the executed consent of each nominee to serve as a director of the Corporation, if elected. The chairman of the meeting of shareholders may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.




                                       2